EXHIBIT 99.7
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
Accrued Interest Date:                                                                           Collection Period Ending:
25-Jul-02                                                                                                    31-Jul-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                      Period # 15
26-Aug-02                                ------------------------------


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Balances
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                                                                        Initial        Period End
    Receivables                                                  $1,489,992,840      $812,646,449
    Pre-Funding Account                                             $99,965,067                $0
    Capitalized Interest Account                                     $1,045,665                $0
    Reserve Account                                                 $22,349,893       $20,316,161
    Yield Supplement Overcollateralization                           $8,157,907        $3,802,569
    Class A-1 Notes                                                $329,000,000                $0
    Class A-2 Notes                                                $448,000,000        $4,043,880
    Class A-3 Notes                                                $499,000,000      $499,000,000
    Class A-4 Notes                                                $274,000,000      $274,000,000
    Class B Notes                                                   $31,800,000       $31,800,000

Current Collection Period
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    Beginning Receivables Outstanding                              $861,155,531
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                           $24,729,712
          Receipts of Pre-Paid Principal                            $22,613,051
          Liquidation Proceeds                                         $632,791
          Principal Balance Allocable to Gross Charge-offs             $533,528
          Release from Pre-Funding Account                                   $0
       Total Receipts of Principal                                  $48,509,082

       Interest Distribution Amount
          Receipts of Interest                                       $5,043,871
          Servicer Advances                                            $175,308
          Reimbursement of Previous Servicer Advances                        $0
          Accrued Interest on Purchased Receivables                          $0
          Recoveries                                                    $14,883
          Capitalized Interest Payments                                      $0
          Net Investment Earnings                                       $34,963
       Total Receipts of Interest                                    $5,269,024

       Release from Reserve Account                                          $0

    *  Allocated Principal Adjustment                                $3,917,061

    Total Distribution Amount                                       $57,695,167

    Ending Receivables Outstanding                                 $812,646,449

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance             $34,638
    Current Period Servicer Advance                                    $175,308
    Current Reimbursement of Previous Servicer Advance                       $0
    Ending Period Unreimbursed Previous Servicer Advances              $209,946






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
Accrued Interest Date:                                                                           Collection Period Ending:
25-Jul-02                                                                                                    31-Jul-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                      Period # 15
26-Aug-02                                ------------------------------

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Collection Account
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    Deposits to Collection Account                                  $57,695,167
    Withdrawals from Collection Account
       Servicing Fees                                                  $717,630
       Class A Noteholder Interest Distribution                      $3,320,817
       First Priority Principal Distribution                                 $0
       Class B Noteholder Interest Distribution                        $144,690
       Regular Principal Distribution                               $48,269,110
       Allocated Principal Adjustment                                $3,917,061
       Reserve Account Deposit                                               $0
       Unpaid Trustee Fees                                                   $0
       Excess Funds Released to Depositor                            $1,325,859
    Total Distributions from Collection Account                     $57,695,167

Excess Funds Released to the Depositor
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       Release from Reserve Account                                  $1,212,727
       Release from Collection Account                               $1,325,859
    Total Excess Funds Released to the Depositor                     $2,538,586

Note Distribution Account
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    Amount Deposited from the Collection Account                    $55,651,678
    Amount Deposited from the Reserve Account                                $0
    Amount Paid to Noteholders                                      $55,651,678

Distributions
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    Monthly Principal Distributable Amount                      Current Payment    Ending Balance Per $1,000      Factor
    Class A-1 Notes                                                          $0                $0     $0.00        0.00%
    Class A-2 Notes                                                 $52,186,171        $4,043,880   $116.49        0.90%
    Class A-3 Notes                                                          $0      $499,000,000     $0.00      100.00%
    Class A-4 Notes                                                          $0      $274,000,000     $0.00      100.00%
    Class B Notes                                                            $0       $31,800,000     $0.00      100.00%

    Interest Distributable Amount                               Current Payment        Per $1,000
    Class A-1 Notes                                                          $0             $0.00
    Class A-2 Notes                                                    $199,617             $0.45
    Class A-3 Notes                                                  $1,954,417             $3.92
    Class A-4 Notes                                                  $1,166,783             $4.26
    Class B Notes                                                      $144,690             $4.55



Carryover Shortfalls
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                                                            Prior Period Carryover   Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                   $0                $0        $0
    Class A-2 Interest Carryover Shortfall                                   $0                $0        $0
    Class A-3 Interest Carryover Shortfall                                   $0                $0        $0
    Class A-4 Interest Carryover Shortfall                                   $0                $0        $0
    Class B Interest Carryover Shortfall                                     $0                $0        $0


Receivables Data
-------------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period         Ending Period
    Number of Contracts                                                  49,437            47,917
    Weighted Average Remaining Term                                       37.23             36.31
    Weighted Average Annual Percentage Rate                               7.60%             7.59%

    Delinquencies Aging Profile End of Period                     Dollar Amount        Percentage
       Current                                                     $726,341,916            89.38%
       1-29 days                                                    $71,967,756             8.86%
       30-59 days                                                   $11,304,812             1.39%
       60-89 days                                                    $1,811,326             0.22%
       90-119 days                                                     $537,758             0.07%
       120+ days                                                       $682,881             0.08%
       Total                                                       $812,646,449           100.00%
       Delinquent Receivables +30 days past due                     $14,336,777             1.76%

Accrued Interest Date:                                                                           Collection Period Ending:
25-Jul-02                                                                                                    31-Jul-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                      Period # 15
26-Aug-02                                ------------------------------

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    Charge-offs
       Gross Principal Charge-Offs for Current Period                  $533,528
       Recoveries for Current Period                                    $14,883
       Net Losses for Current Period                                   $518,645

       Cumulative Realized Losses                                    $4,031,437


    Repossessions                                                 Dollar Amount     Units
       Beginning Period Repossessed Receivables Balance              $1,531,417        67
       Ending Period Repossessed Receivables Balance                 $1,126,014        55
       Principal Balance of 90+ Day Repossessed Vehicles               $108,342         4



Yield Supplement Overcollateralization
-------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                 $4,042,541
    Beginning Period Amount                                          $4,042,541
    Ending Period Required Amount                                    $3,802,569
    Current Period Release                                             $239,972
    Ending Period Amount                                             $3,802,569
    Next Distribution Date Required Amount                           $3,570,099

Capitalized Interest Account
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    Beginning Period Required Amount                                         $0
    Beginning Period Amount                                                  $0
    Net Investment Earnings                                                  $0
    Current Period Release to Depositor                                      $0
    Ending Period Required Amount                                            $0
    Ending Period Amount                                                     $0


Pre-Funding Account
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    Beginning Period Amount                                                  $0
    Net Investment Earnings                                                  $0
    Release to Servicer for Additional Loans                                 $0
    Current Period Release for Deposit to Collection Account                 $0
    Ending Period Amount                                                     $0

Reserve Account
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    Beginning Period Required Amount                                $21,528,888
    Beginning Period Amount                                         $21,528,888
    Net Investment Earnings                                             $34,962
    Current Period Deposit                                                   $0
    Current Period Release to Collection Account                             $0
    Current Period Release to Depositor                              $1,212,727
    Ending Period Required Amount                                   $20,316,161
    Ending Period Amount                                            $20,316,161


Allocated Principal Adjustment - Represents a one-time adjustment in the amount of Life-to-Date Gross Charge-offs which is needed to reduce the aggregate outstanding principal note balance to the adjusted pool balance.


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